                         AIM SPECIAL OPPORTUNITIES FUNDS

                         AIM MID CAP OPPORTUNITIES FUND

                        Supplement dated November 12, 1999
                   to the Prospectus dated September 27, 1999
                          as supplemented November 12, 1999


At a meeting held on November 4, 1999, the Board of Trustees of AIM Special Opportunities Funds (the trust) voted to adopt a new advisory agreement for AIM Mid Cap Opportunities Fund (the fund), a series portfolio of the trust, subject to shareholder approval. The most significant difference between the current advisory agreement and the new advisory agreement is that the current agreement provides that A I M Advisors, Inc., the fund's investment adviser, will receive fees based solely on the net asset value of the fund, while the new advisory agreement provides that the adviser will receive a performance-based fee.

If shareholders approve the new advisory agreement, the fund will pay a base fee at the annual rate of 1.50% of average daily net assets. (This is greater than the 1.00% fee that the fund currently pays). This base fee will be adjusted, on a monthly basis, based on a rolling 12-month measurement period
(i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of the fund exceeds the sum of 2.00% and the investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the S&P Mid Cap 400 Index less 2.00% exceeds the investment performance of the Class A shares of the fund. The maximum increase or decrease is 1.00% annually, resulting in a maximum annual fee payable of 2.50% of average daily net assets and a minimum annual fee of 0.50% of average daily net assets. The S&P MidCap 400 Index is a widely recognized, unmanaged index that tracks the performance of the stocks of 400 companies with market capitalizations between $200 million and $5 billion.

If shareholders approve the new advisory agreement, the base fee will become effective January 1, 2000. The first performance adjustment will be made in January 2001, based on the performance period ending December 31, 2000.

At its meeting, the Board of Trustees also voted, subject to shareholder approval, to

         o amend all of the fund's fundamental investment restrictions, as described more fully in a supplement dated November 4, 1999 to the trust's statement of additional information; and

         o make the fund's investment objective non-fundamental and therefore changeable in the future by the Board of Trustees without shareholder approval.

The fund's adviser does not currently anticipate that either of these proposed changes will have any material effect on the way it manages the fund. If shareholders approve these changes, such changes will become effective December 31, 1999.

The Board of Trustees has called a meeting of shareholders of the fund to be held on or about December 20, 1999 to vote on all of these matters. Only shareholders of record as of September 29, 1999 are entitled to vote on these matters.

      AIM MID CAP
      OPPORTUNITIES FUND

      --------------------------------------------------------------------------

      AIM Mid Cap Opportunities Fund seeks long-term growth of capital.

       PROSPECTUS                                      --Registered Trademark--
       SEPTEMBER 27, 1999
       AS REVISED NOVEMBER 12, 1999

                                     This prospectus contains important
                                     information about the Class A, B and
                                     C shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.





      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                         ------------------------------
                         AIM MID CAP OPPORTUNITIES FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE  FUND    1
- - - - - - - - - - - - - - - - - - - - - - - -

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4
- - - - - - - - - - - - - - - - - - - - - - - -

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-7

Taxes                                      A-7

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM MID CAP OPPORTUNITIES FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet its objective by investing, normally, at least 80% of its total assets in securities of companies involving a special opportunity, i.e., an unusual development in a company or group of companies. A special opportunity may involve:

  o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;

  o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in scope or nature of foreign competition or development of an emerging industry;

  o new or changed management, or material changes in management policies or corporate structure;

  o significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or

  o other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

  The fund will invest at least 80% of its total assets in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Russell MidCap(TM) Growth Index. The Russell MidCap(TM) Growth Index measures the performance of those Russell MidCap securities with a greater than average growth orientation. These securities are a subset of Russell MidCap companies, which represent the 800 smallest companies in the Russell 1000--Registered Trademark-- Index based on total market capitalization. The fund may also invest up to 25% of its total assets in foreign securities.

  Effective December 21, 1999, the fund seeks to meet its objective by investing, normally, at least 65% of its total assets in securities of companies involving a special opportunity, i.e., an unusual development in a company or group of companies. Also effective December 21, 1999, the fund will invest at least 65% of its total assets in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Russell MidCap(TM) Growth Index.

  The fund may sell put and covered call options, and purchase put and call options, on securities, securities indices and foreign currencies. An option is a contract that gives the holder the right to buy (call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. A call option is covered if the fund owns the shares it would have to deliver if the holder of the call option exercised the option. The fund may invest in options in order to increase its return, i.e., invest for speculative purposes, and/or to protect the value of its portfolio. The fund may sell securities short, which means selling a security it does not yet own in anticipation of purchasing the same security at a later date at a lower price. The fund may also borrow money to purchase securities, a practice known as "leveraging."

  The portfolio managers purchase securities of companies involving a special opportunity that they believe have the potential for above-average growth in revenues and earnings and have favorable prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  The portfolio may engage in active or frequent trading of portfolio securities to achieve its investment objective. If the portfolio does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  If the fund purchases a put or call option that expires without value, the fund will have incurred an expense in the amount of

                         ------------------------------
                         AIM MID CAP OPPORTUNITIES FUND
                         ------------------------------

the cost of the option. If the fund sells a put option that is exercised, the fund will have to purchase the security at a price greater than its market value. If the fund sells a call option that is exercised, the fund will have to sell the security at a price lower than its market value.

  If the fund borrows money to buy securities (leverages) and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur.

  If the fund sells a security short, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction, and the more the price of your shares will be affected. The fund will also incur transaction costs to engage in this practice.

  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

  The fund currently participates in the Initial Public Offering (IPO) market, and a significant portion of the fund's returns currently may be attributable to its investment in IPOs, which may have a magnified impact due to the fund's small asset base. As the fund's assets grow, it is probable that the effect of the fund's investment in IPOs on its total returns will decline, which may reduce the fund's total returns.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and the fund's other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM MID CAP OPPORTUNITIES FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)          5.50%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                 None(1)   5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A  CLASS B(2)  CLASS C(2)
-------------------------------------------------------
Management Fees           1.00%     1.00%     1.00%

Distribution and/or
Service (12b-1) Fees      0.35      1.00      1.00

 Other Expenses           6.14      6.16      6.16

 Interest                  .03       .03       .03

Total Other Expenses      6.17      6.19      6.19

Total Annual Fund
Operating Expenses        7.52      8.19      8.19

Fee Waiver and
Expense
Reimbursements(3)         5.62      5.62      5.62

Net Expenses              1.90%     2.57%     2.57%
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) The fees and expenses are based on estimated net assets for the current fiscal period.

(3) Has been restated to reflect current agreement. The investment advisor has contractually agreed to limit Total Other Expenses excluding interest expense, taxes, dividends on short sales and extraordinary expenses on Class A, Class B and Class C shares to 0.50%, 0.52% and 0.52%, respectively.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A  $1,252   $2,602    $3,886     $6,822
Class B   1,306    2,642     3,981      6,903
Class C     906    2,342     3,781      6,996
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A  $1,252   $2,602    $3,886     $6,822
Class B     806    2,342     3,781      6,903
Class C     806    2,342     3,781      6,996
----------------------------------------------


                         ------------------------------
                         AIM MID CAP OPPORTUNITIES FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 125 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 1.00% of the first $1 billion of average daily net assets and 0.95% of assets over $1 billion of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Brant H. DeMuth, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1992 to 1996, he was Portfolio Manager for Colorado Public Employee's Retirement Association.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1989.

- Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst for Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager at Van Kampen American Capital Asset Management, Inc. From 1993 to 1995, he was Assistant Portfolio Manager with Hellman, Jordan Management Company.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Mid Cap Opportunities Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                         ------------------------------
                         AIM MID CAP OPPORTUNITIES FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which have had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.



                                                                   CLASS A
                                                              -----------------
                                                                FOR THE PERIOD
                                                              DECEMBER 30, 1998
                                                                   THROUGH
                                                                JULY 31, 1999
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
Income from investment operations:
Net investment income (loss)                                          (0.04)
Net gains on securities (both realized and unrealized)                 5.82
                                                                     ------
  Total from investment operations                                     5.78
                                                                     ------
Net asset value, end of period                                       $15.78
  Total return (a)                                                    57.80%
--------------------------------------------------------------------------------
Ratios/supplemental data:
--------------------------------------------------------------------------------

Net assets, end of period (000s omitted)                             $4,790
Ratio of expenses to average net assets excluding
  interest expense:
  Including waivers and reimbursements                                 2.25%(b)

  Excluding waivers and reimbursements                                 7.52%(b)

Ratio of net investment income (loss) to average
  net assets(c)                                                      (0.79)%(b)

Ratio of interest expense to average net assets                        0.03%(b)
Portfolio turnover rate                                                 135%
--------------------------------------------------------------------------------

(a) Does not deduct sales charges and is not annualized for periods less than one year.

(b)  Ratios are annualized and based on average net assets of $2,735,067.

(c) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (6.06)% (annualized).

                        -------------------------------
                        AIM SPECIAL OPPORTUNITIES FUNDS
                        -------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund (the Special Opportunities Funds).

CHOOSING A SHARE CLASS

The Special Opportunities Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases(1)      charge on redemptions within         charge on redemptions within
                                       six years                            one year(1)
- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")
                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions
- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Small Cap Opportunities Fund will not accept any single purchase order in excess of $250,000.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

The Special Opportunities Funds have adopted 12b-1 plans that allow them to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of their shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Special Opportunities Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                      A-1                             SOF--11/99

                        -------------------------------
                        AIM SPECIAL OPPORTUNITIES FUNDS
                        -------------------------------

SALES CHARGES

Sales charges on the Special Opportunities Funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The Special Opportunities Funds are subject to the following initial sales charges:

                                                   INVESTOR'S
                                                 SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)         OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
              Less than $  25,000      5.50%         5.82%
 $ 25,000 but less than $  50,000      5.25          5.54
 $ 50,000 but less than $ 100,000      4.75          4.99
 $100,000 but less than $ 250,000      3.75          3.90
 $250,000 but less than $ 500,000      3.00          3.09
$500,000 but less than $1,000,000      2.00          2.04
-------------------------------------------------------------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase order in excess of $250,000.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B             CLASS C
-----------------------------------------------------------
First                          5%                1%
Second                         4                None
Third                          3                None
Fourth                         3                None
Fifth                          2                None
Sixth                          1                None
Seventh and following       None                None
-----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the Fund's Statement of Additional Information for details.

SOF--11/99                            A-2

                        -------------------------------
                        AIM SPECIAL OPPORTUNITIES FUNDS
                        -------------------------------


PURCHASING SHARES

MINIMUM INVESTMENTS PER SPECIAL OPPORTUNITIES FUND ACCOUNT

The minimum initial investment for Special Opportunities Fund accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Small Cap Opportunities Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.
PURCHASE OPTIONS
--------------------------------------------------------

                                OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.    Same
By Mail                         Mail completed account application    Mail your check and the remittance
                                and purchase payment to the transfer  slip from your confirmation statement
                                agent,                                to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.
By Wire                         Mail completed account application to Call the transfer agent to receive a the transfer agent. Call the transfer reference number. Then, use the wire agent at (800) 959-4246 to receive a  instructions at left.
                                reference number. Then, use the
                                following wire instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M Fund
                                Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #
By AIM Bank Connection(SM)      Open your account using one of the    Mail completed AIM Bank Connection
                                methods described above.              form to the transfer agent. Once the
                                                                      transfer agent has received the form,
                                                                      call the transfer agent to place your
                                                                      purchase order.
By AIM Internet Connect(SM)     Open your account using one of the    Select the AIM Internet Connect
                                methods described above.              option on your completed account
                                                                      application or complete an AIM
                                                                      Internet Connect Authorization Form.
                                                                      Mail the application or form to the
                                                                      transfer agent. Once your request for
                                                                      this option has been processed (which
                                                                      may take up to 10 days), you may
                                                                      place your purchase order at
                                                                      www.aimfunds.com. The maximum
                                                                      purchase amount per transaction is
                                                                      $100,000. You may not purchase shares
                                                                      in AIM prototype retirement accounts
                                                                      on the internet.
-----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the Special Opportunities Funds by authorizing the Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $1,000. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from your Special Opportunities Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another Special Opportunities Fund is $1,000. The minimum amount you can exchange to any other AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

                                      A-3                            SOF--11/99

                        -------------------------------
                        AIM SPECIAL OPPORTUNITIES FUNDS
                        -------------------------------

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares; however, your broker or financial consultant may charge service fees for handling these transactions. Your shares may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS B SHARES OR CLASS C

SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

SOF--11/99                            A-4

                        -------------------------------
                        AIM SPECIAL OPPORTUNITIES FUNDS
                        -------------------------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
Consultant
                              Send a written request to the transfer agent. Requests must
By Mail                       include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.
By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not redeem by telephone. The transfer agent must receive your call during the regular hours the New
                              York Stock Exchange (NYSE) is open for business in
                              order to effect the redemption at that day's
                              closing price.
By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              regular hours the NYSE is open for business in
                              order to effect the redemption at that day's
                              closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

                                      A-5                            SOF--11/99

                        -------------------------------
                        AIM SPECIAL OPPORTUNITIES FUNDS
                        -------------------------------

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares, reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares of the Special Opportunities Funds for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund; or

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum and maximum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

SOF--11/99                            A-6

                        -------------------------------
                        AIM SPECIAL OPPORTUNITIES FUNDS
                        -------------------------------

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the regular close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the regular close of the NYSE on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-7                            SOF--11/99

                         ------------------------------
                         AIM MID CAP OPPORTUNITIES FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual and
                             semiannual reports only)

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Mid Cap Opportunities Fund
 SEC 1940 Act file number: 811-08697
------------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com    MCO-PRO-1   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--